Eaton Vance

Taxable Municipal Bond Fund

February 28, 2021

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds & Notes — 6.6%

Security	Principal Amount (000’s omitted)	Value
Hospital — 3.3%
Baylor Scott & White Holdings, 1.777%, 11/15/30	$500	$494,387

		$494,387

Other Revenue — 3.3%
J. Paul Getty Trust (The), 0.391%, 1/1/24	$500	$498,990

		$498,990

Total Corporate Bonds & Notes — 6.6% (identified cost $1,000,000)		$993,377

Taxable Municipal Obligations — 35.9%

Security	Principal Amount (000’s omitted)	Value
General Obligations — 18.0%
Bradley, IL:
1.10%, 12/15/26	$250	$246,185
1.35%, 12/15/27	250	245,990
Detroit, MI, 2.511%, 4/1/25	530	531,240
Larkspur-Corte Madera School District, CA, (Election of 2011 and 2014), 1.602%, 8/1/29(1)	400	400,336
Nashua, NH, 1.40%, 1/15/32	255	256,275
Ojai Unified School District, CA:
1.819%, 8/1/29(1)	300	297,867
1.919%, 8/1/30(1)	230	228,910
Sierra Joint Community College District, CA, 1.445%, 8/1/29(1)	500	496,225

		$2,703,028

Insured-General Obligations — 6.3%
Addison Fire Protection District No. 1, IL, (BAM), 2.042%, 12/30/32	$400	$400,224
Sterling, IL:
(BAM), 1.60%, 11/1/28	250	248,592
(BAM), 1.70%, 11/1/29	300	297,324

		$946,140

Senior Living/Life Care — 2.4%
Butler County Port Authority, OH, (Community First Solutions), 2.25%, 5/15/26	$365	$363,792

		$363,792

Special Tax Revenue — 3.3%
Louisiana, Highway Improvement Revenue, 1.32%, 6/15/28	$500	$494,400

		$494,400

Security	Principal Amount (000’s omitted)	Value
Transportation — 3.3%
New Jersey Turnpike Authority, 1.713%, 1/1/29	$500	$492,985

		$492,985

Water and Sewer — 2.6%
Tarrant Regional Water District, TX, 1.70%, 9/1/33	$390	$387,348

		$387,348

Total Taxable Municipal Obligations — 35.9% (identified cost $5,419,506)		$5,387,693

Short-Term Investments — 69.3%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.10%(2)	10,419,943	$10,419,943

Total Short-Term Investments — 69.3% (identified cost $10,419,943)		$10,419,943

Total Investments — 111.8% (identified cost $16,839,449)		$16,801,013

Other Assets, Less Liabilities — (11.8)%		$(1,767,045)

Net Assets — 100.0%		$15,033,968

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At February 28, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	12.8%
Others, representing less than 10% individually	29.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At February 28, 2021, 5.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency is 5.6% of total investments.

(1)	When-issued security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2021.

Abbreviations:

BAM	-	Build America Mutual Assurance Co.

Eaton Vance Taxable Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return with an emphasis on income. The Fund commenced operations on December 30, 2020.

Investment Valuation and Other

The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The Fund did not have any open derivative instruments at February 28, 2021.

At February 28, 2021, the value of the Fund’s investment in affiliated funds was $10,419,943, which represents 69.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended February 28, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$—	$15,807,187	$(5,387,244)	$—	$—	$10,419,943	$2,479	10,419,943

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$993,377	$—	$993,377
Taxable Municipal Obligations	—	5,387,693	—	5,387,693
Short-Term Investments	—	10,419,943	—	10,419,943
Total Investments	$—	$16,801,013	$—	$16,801,013

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